RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2015
RESTRICTED NET ASSETS.
RESTRICTED NET ASSETS

24. RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the Company’s subsidiaries and VIEs in the PRC are required to make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires an annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until the accumulated amount of such reserve fund reaches 50% of a company’s registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends. As the Company’s PRC subsidiaries and VIEs have incurred losses, they have not started to contribute to the staff welfare and bonus funds. In addition, due to restrictions on the distribution of share capital from the Company’s PRC subsidiaries, up to the amount of net assets held in each subsidiary and VIE, and also as a result of these entities’ unreserved accumulated losses, total restrictions placed on the distribution of the Company’s subsidiaries’ and VIEs net assets amounted to RMB2,921,142,207 as of December 31, 2015. The Company also pledged certain of its subsidiaries’ equity interests to third party financing companies (Note 8), which places further restrictions on the distribution of net assets of RMB145,352,533 as of December 31, 2015. Total restricted net assets of the Company were RMB3,066,494,739 or 77.7% of the Company’s total consolidated net assets as of December 31, 2015.